UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Novadel Pharma Inc.
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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                              22-2407152
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(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


  25 Minneakoning Road, Flemington NJ                   08822
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(Address of Principal Executive Offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                  Name of Each Exchange on Which
   To be so Registered                  Each Class is to be Registered

   Common Stock, $.001 par value        American Stock Exchange LLC
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Securities to be registered pursuant to Section 12(g) of the Act: None

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

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the registrant's common stock can be found on page 32 of the registrant's Registration Statement on Form SB-2/A, Registration No. 333-112852 (under the Caption "Description of Securities - Common Stock"), filed with the Securities and Exchange Commission on March 25, 2004, and incorporated herein by reference.

ITEM 2.  EXHIBITS.

         N/A

                                       SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    May 10, 2004                  NOVADEL PHARMA INC.


                                       By: /s/ Gary A. Shangold, M.D.
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                                           Gary A. Shangold, M.D.
                                           President and Chief Executive Officer